PLEDGE AGREEMENT


     This Pledge Agreement (this "Pledge Agreement") is entered into as of January 6, 2002 by and among The Right Start, Inc. (the "Pledgor"), Targoff-RS, LLC, a New York limited liability company ("Targoff"), and Toy Soldier, Inc., a Delaware corporation ("TS" and, collectively with Targoff, the "Pledged Stock Issuers"), and Wells Fargo Retail Finance, LLC ("WFRF" or the "Secured Party").

                                   WITNESSETH

     WHEREAS, the Pledgor, TS and WFRF, and as successor to Paragon Capital LLC, are parties to the Loan and Security Agreement dated as of January 23, 2001, as amended by (i) the First Amendment to Loan and Security Agreement dated as of September 5, 2001, (ii) the Second Amendment to Loan and Security Agreement dated as of December 14, 2001 and (iii) the Third Amendment to Loan and Security Agreement dated as of the date hereof (as so amended and as may be further amended, restated, supplemented and/or otherwise modified from time to time, the "Loan Agreement"), pursuant to which WFRF, subject to the terms and conditions contained therein, has agreed to make certain revolving credit advances, cause the issuance of letters of credit and provide other financial accommodations to the Pledgor (collectively, the "Loans");

     WHEREAS, the Pledgor owns all of the outstanding capital stock of TS and uncertificated membership interests of Targoff;

     WHEREAS, the obligation of the WFRF to make additional Loans is subject to the conditions, among others, that the Pledgor and each of the Pledged Stock Issuers execute and deliver this Pledge Agreement and that the Pledgor grant the security interest hereinafter described;

     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, it is hereby agreed as follows:

1.       Certain Definitions.

                    (a) As used in this Pledge  Agreement  the  following  terms shall have the following definitions:

                    (i) "Pledged  Collateral"  shall mean the Pledged  Stock and any other collateral now or hereafter pledged hereunder.

                    (ii) "Pledged  Stock" shall mean the shares of capital stock of each Pledged Stock Issuer listed on Schedule I hereto and any additional securities now or hereafter pledged hereunder.

                    (b) Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement. Unless the context of this Pledge Agreement clearly requires otherwise, references to the plural include the singular, and references to the singular include the plural.

     2. Security Interest. To secure the Pledgor's prompt, punctual and faithful payment and performance of all and each of the Liabilities, the Pledgor hereby deposits with and pledges the Pledged Collateral to the Secured Party and hereby grants to the Secured Party a security interest in and to and a lien on all of the Pledgor's right, title and interest in and to the Pledged Collateral.

     3. Special Warranties and Covenants of the Pledgor. The Pledgor hereby warrants and covenants to the Secured Party that:

                    (a) The Pledged  Collateral is duly and validly pledged with the Secured Party in accordance with law, and the Pledgor warrants and will defend the Secured Party's right, title and security interest in and to the Pledged Collateral against the claims and demands of all persons whomsoever.

                    (b) This Pledge Agreement and, in the case of TS, the delivery of the Pledged Collateral to the Secured Party creates a perfected first priority security interest in all of the Pledged Collateral in favor of the Secured Party, securing payment of the Liabilities, and all actions necessary to achieve such perfection have been taken.

                    (c) The Pledgor  has good title to the  Pledged  Collateral, free and clear of all claims, mortgages, pledges, liens, security interests and other encumbrances of every nature whatsoever except for the security interests in the Pledged Collateral granted to QFS and FAO pursuant to the Parent Security Agreement dated as of the date hereof among QFS, FAO and the Pledgor.

                    (d) All of the  Pledged  Stock  has been  duly  and  validly issued and is fully paid and nonassessable.

                    (e) The Pledged Stock constitutes all of the presently issued and outstanding capital stock of the Pledged Stock Issuers issued to the Pledgor.

                    (f) If (i) any  additional  shares of  capital  stock of any class of any Pledged Stock Issuer or any other securities of any Pledged Stock Issuer are acquired by the Pledgor after the date hereof, the same shall constitute Pledged Collateral and, simultaneously with such acquisition, shall be deposited and pledged with the Secured Party as provided in Section 2 hereof. The Pledgor will promptly notify the Secured Party of the date and amount of any material loans made from time to time by the Pledgor to any Pledged Stock Issuer.

                    (g) If at any  time  and  from  time  to  time  any  Pledged
               Collateral consists of an uncertificated security or a security in book entry form, then such Pledged Stock Issuer shall promptly register or enter such Pledged Collateral, as the case may be, in the name of Secured Party or otherwise cause the Secured Party's security interest thereon to be perfected in accordance with applicable law.

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                    (h) The  Pledgor has taken all steps it deems  necessary  or appropriate to be informed on a continuing basis of changes or potential changes affecting the Pledged Collateral (including rights of conversion and exchange, rights to subscribe, payment of dividends, reorganizations or recapitalization, tender offers and voting rights), and the Pledgor agrees that the Secured Party shall have not any responsibility or liability for informing the Pledgor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto.

                    (i) All  information  herein or  hereafter  supplied  to the
               Secured Party by or on behalf of the Pledgor in writing with respect to the Pledged Collateral is, or in the case of information hereafter supplied will be, accurate and complete in all material respects.

                    (j) The Pledgor will not sell,  convey or otherwise  dispose of any of the Pledged Collateral, nor will the Pledgor create, incur or permit to exist any pledge, mortgage, lien, charge, encumbrance or any security interest whatsoever with respect to any of the Pledged Collateral or the proceeds thereof, other than liens on and security interests in the Pledged Collateral created hereby or which are otherwise expressly permitted under the Loan Agreement.

                    (k) The Pledgor  will not consent to or approve the issuance of any additional shares of capital stock of any class of any of the Pledged Stock Issuers if such issuance would violate the terms of the Loan Agreement or would cause an Event of Default under the Loan Agreement and, in the event that any such additional shares of capital stock are issued to the Pledgor, they shall be deposited and pledged with the Secured Party simultaneously with such issuance as provided in Section 2 hereof.

                    (l) Neither the pledge of the Pledged Collateral pursuant to this Pledge Agreement nor the extensions of credit represented by the Liabilities violates Regulations T, U or X of the Board of Governors of the Federal Reserve System.

     4. Further Assurances.


                    (a) The  Pledgor  agrees  that  from  time to  time,  at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments and documents, and take all further actions that may be necessary or reasonably desirable, or that the Secured Party may reasonably request in writing, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any of the Pledged Collateral. Without limiting the generality of the foregoing, the Pledgor and the Pledged Stock Issuers, as the case may be, will: (i) at the request of the Secured Party, mark conspicuously their respective records pertaining to the Pledged Collateral with a legend, in form and substance reasonably satisfactory to the Secured Party, indicating that such Pledged Collateral is subject to the security interest granted hereby; (ii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or reasonably desirable, or as the Secured Party may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby; (iii) allow inspection of the Pledged Collateral by the Secured Party or Persons designated by the Secured Party; and (iv) appear in and defend

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

               any action or proceeding that may affect Pledgor's title to or the Secured Party's security interest in the Pledged Collateral upon the written request of the Secured Party.

                    (b) Pledgor hereby  authorizes the Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Pledged Collateral without the signature of Pledgor where permitted by law to perfect the Secured Party's security interest therein.

                    (c) Upon the  Secured  Party's  request,  the  Pledgor  will furnish to the Secured Party: (i) a certificate executed by an authorized officer of Pledgor, and dated as of the date of delivery to the Secured Party, itemizing in such detail as Secured Party may reasonably request in writing, the Pledged Collateral which, as of the date of such certificate, has been delivered to Secured Party by the Pledgor pursuant to the provisions of this Pledge Agreement; and (ii) such statements and schedules further identifying and describing the Pledged Collateral and such other reports in connection with the Pledged Collateral as the Secured Party may reasonably request.

     5. Covenants of Pledgor. The Pledgor shall:

                    (a) Perform  each and every  covenant in the Loan  Documents applicable to the Pledgor; and

                    (b) Upon  receipt  by the  Pledgor or any  material  notice, report, or other communication from the Pledged Stock Issuers relating to all or any part of the Pledged Collateral, deliver such notices, report or other communication to the Secured Party as soon as possible, but in no event later than five (5) days following the receipt thereof by the Pledgor.

     6. Secured Party as Pledgor's Attorney-in-Fact.


                    (a) The  Pledgor  hereby  irrevocably  appoints  the Secured
               Party as the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor, the Secured Party or otherwise, from time to time at the Secured Party's discretion, to take any action and to execute any instrument that the Secured Party may reasonably deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including: (i) upon the occurrence and during the continuance of an Event of Default, to receive, endorse, and collect all instruments made payable to the Pledgor representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof to the extent permitted hereunder and to give full discharge for the same and to execute and file governmental notifications and reporting forms; (ii) to issue any notifications/instructions that the Secured Party deems necessary pursuant to Section 4 of this Pledge Agreement; or (iii) to arrange for the transfer of the Pledged Collateral on the books of the Pledged Stock Issuers or any other Person to the name of the Secured Party or to the name of the Secured Party's nominee in accordance with Section 10.

                    (b) In addition to the  designation  of the Secured Party as the Pledgor's attorney-in-fact in subsection (a), upon the occurrence and during the continuation of an Event of Default, the Pledgor hereby irrevocably appoints the Secured Party as the Pledgor's agent and attorney-in-fact to make, execute and deliver any and all documents and writings which may be necessary or

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

               appropriate for approval of, or be required by, any regulatory authority located in any city, county, state or country where the Pledgor or any of the Pledged Stock Issuers engage in business, in order to transfer or to more effectively transfer any of the Pledged Shares or otherwise enforce the Secured Party's rights hereunder.

     7. Distributions. In case, upon the dissolution, winding up, liquidation or reorganization of the Pledged Stock Issuers whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of such Pledged Stock Issuers or otherwise, any sum shall be paid or any property shall be distributed upon or with respect to any of the Pledged Collateral, such sum shall be paid over to the Secured Party to be held as collateral security for the Liabilities. In case any stock dividend shall be declared on any of the Pledged Collateral, or any share of stock or fraction thereof shall be issued pursuant to any stock split involving any of the Pledged Collateral, or any distribution of capital (including cash dividends, except those expressly allowed under the Loan Agreement) shall be made on any of the Pledged Collateral, or any property shall be distributed upon or with respect to the Pledged Collateral pursuant to recapitalization or reclassification of the capital of the Pledged Stock Issuers, the shares or other property so distributed shall be delivered to the Secured Party to be held as collateral security for the Liabilities.

     8. Events of Default. Any Event of Default as defined and provided in the Loan Agreement shall constitute an Event of Default under this Pledge Agreement.

     9. Rights and Remedies of the Secured Party. Upon the occurrence and continuance of any Event of Default, such default not having previously been remedied or cured within any applicable grace or cure periods, the Secured Party shall have the following rights and remedies:

                    (a) All  rights and  remedies  provided  by law,  including, without limitation, those provided by the UCC;

                    (b)  All  rights  and  remedies   provided  in  this  Pledge
               Agreement; and

                    (c) All rights and remedies  provided in the Loan  Agreement or in any other Loan Document, other agreement, document or instrument pertaining to the Liabilities.

     The rights and remedies of the Secured Party set forth above shall be exercisable only in connection with a foreclosure on the Pledged Collateral in accordance with the terms hereof. The rights and remedies of the Secured Party under this Pledge Agreement against the Pledgor shall be limited to foreclosure on such Pledged Collateral, and the Secured Party shall not have the right to commence any action against the Pledgor for any deficiency remaining in respect of the Liabilities after the exercise of the rights of the Secured Party against the Pledged Collateral in accordance with terms of this Pledge Agreement.

     10. Right to Transfer into Name of Secured Party, etc. In case there shall exist an Event of Default that shall be continuing after applicable grace and cure periods, but subject to the provisions of the UCC or other applicable law, the Secured Party may cause all or any of the Pledged Collateral to be transferred into its name or into the name of its nominee or nominees. So long

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

as no Event of Default shall exist and be continuing, the Pledgor shall be entitled to exercise as the Pledgor shall deem fit, but in a manner not inconsistent with the terms hereof or of the Liabilities, the voting power with respect to the Pledged Collateral. In addition, Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

     11. Right of Secured Party to Exercise Voting Power, etc. In case there shall exist an Event of Default, which shall not have been remedied or cured, the Secured Party, until such Event of Default has been remedied or cured in accordance with the Loan Agreement shall be entitled to exercise the voting power with respect to the Pledged Collateral, to receive and retain, as collateral security for the Liabilities, any and all dividends or other distributions at any time and from time to time declared or made upon any of the Pledged Collateral, and to exercise any and all rights of payment, conversion, exchange, subscription or any other rights, privileges or options pertaining to the Pledged Collateral as if it were the absolute owner thereof, including without limitation, the right to exchange, at its discretion, any and all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of any of the Pledged Stock Issuers or, upon the exercise of any such right, privilege or option pertaining to the Pledged Collateral, and in connection therewith, to deposit and deliver any and all of the Pledged Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Secured Party may determine, all without liability except to account for property actually received, the Secured Party shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

12.      Right of Secured Party to Dispose of Collateral, etc.


                    (a) Upon the occurrence and continuance of an Event of Default, such default not having previously been remedied or cured within any applicable grace or cure periods, the Secured Party shall have the right, unless such Event of Default shall have been remedied or cured in accordance with the Loan Agreement prior to taking any such actions, at any time or times thereafter to sell, resell, assign and deliver all or any of the Pledged Collateral in one or more parcels at any exchange or broker's board or at public or private sale. The Secured Party will give the Pledgor at least ten (10) days' prior written notice at the address of the Pledgor specified in Section 23 hereof of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. Any such notice shall be deemed to meet any requirement hereunder or under any applicable law (including the UCC) that reasonable notification be given of the time and place of such sale or other disposition. Such notice may be given without any demand of performance or other demand, all such demands being hereby expressly waived by the Pledgor. All such sales shall be conducted in a commercially reasonable manner and shall be at such commercially reasonable price or prices as the Secured Party shall deem best and either for cash or on credit or for future delivery (without assuming any responsibility for credit risk). At any such sale or sales the Secured Party may purchase any or all of the Pledged Collateral to be sold thereat upon such terms as the Secured Party may deem best. Upon any such sale or sales the Pledged Collateral so purchased shall be held by the purchaser absolutely free from any claims or rights of whatsoever kind or nature, including any equity of redemption and any similar rights, all such equity of redemption and any similar

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               rights being hereby expressly waived and released by the Pledgor.
               In the event any consent, approval or authorization of any governmental agency will be necessary to effectuate any such sale or sales, the Pledgor shall execute, and hereby agree to cause the Pledged Stock Issuers to execute, all such applications or other instruments as may be required. The proceeds of any such sale or sales, shall be applied as provided in the Loan Agreement.

                    (b) The Pledgor  recognizes  that the  Secured  Party may be unable to effect a public sale of all or a part of the Pledged Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Securities Act"), but may be compelled to resort to one or more private sales to a restricted group of purchasers, each of whom will be obligated to agree, among other things, to acquire such Pledged Collateral for its own account, for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges that private sales so made may be at prices and upon other terms less favorable to the seller than if such Pledged Collateral were sold at public sales, and that the Secured Party has no obligation to delay sale of any such Pledged Collateral for the period of time necessary to permit such Pledged Collateral to be registered for public sale under the Securities Act of 1933. The Pledgor agrees that any such private sales shall not be deemed to have been made in a commercially unreasonable manner solely because they shall have been made under the foregoing circumstances.

                    (c) If the Secured Party,  for its benefit,  shall determine to exercise its right to sell all or any portion of the Pledged Collateral pursuant to this Section 12, the Pledged Stock Issuers shall, upon the written request of the Secured Party and at its own expense:

                    (i) execute and deliver, all such instruments and documents, and to do or cause to be done all such other acts and things, as may be necessary or, in the opinion of Secured Party, advisable to register such Pledged Collateral under the provisions of the Securities Act, and use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectuses which, in the opinion of the Secured Party, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

                    (ii) use its best efforts to qualify the Pledged  Collateral under the state securities laws or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Pledged Collateral, as requested by the Secured Party in writing;

                    (iii) make available to its respective  security holders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act;

                    (iv) execute and deliver to any person, entity or governmental authority as Secured Party may choose, any and all documents and writings which, in the Secured Party's reasonable judgment, may be necessary or appropriate for approval, or be required by, any regulatory authority located in any city, state

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               or country where the Pledgor or Pledged  Stock Issuers  engage in business, in order to transfer or to more effectively transfer the Pledged Shares or otherwise enforce Secured Party's rights hereunder; and

                    (v) do or cause to be done all such other acts and things as may be necessary to make such sale of the Pledged Collateral or any part thereof valid and binding and in compliance with applicable law.

                    (d) The  Pledgor  acknowledges  that  there  is no  adequate remedy at law for failure by it to comply with the provisions of this Section 12 and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Section may be specifically enforced.

     13. Collection of Amounts Payable on Account of Pledged Collateral, etc. Upon the occurrence and during the continuance of any Event of Default, the Secured Party may, but without obligation to do so, demand, sue for and/or collect any money or property at any time due, payable or receivable, to which it may be entitled hereunder, on account of or in exchange for any of the Pledged Collateral and shall have the right, for and in the name, place and stead of the Pledgor, to execute endorsements, assignments or other instruments of conveyance or transfer with respect to all or any of the Pledged Collateral.

     14. Care of Pledged Collateral in Secured Party's Possession. Beyond the exercise of reasonable care to assure the safe custody of the Pledged Collateral while held hereunder, the Secured Party shall have no duty or liability to collect any sums due in respect thereof or to protect or preserve rights pertaining thereto, and shall be relieved of all responsibility for the Pledged Collateral upon surrendering the same to the Pledgor.

     15. WAIVERS, ETC. EXCEPT AS IS OTHERWISE PROVIDED HEREIN, THE PLEDGOR HEREBY WAIVES PRESENTMENT, DEMAND, NOTICE, PROTEST AND ALL OTHER DEMANDS AND NOTICES IN CONNECTION WITH THIS AGREEMENT OR THE ENFORCEMENT OF THE SECURED PARTY'S RIGHTS HEREUNDER OR IN CONNECTION WITH ANY LIABILITY OR ANY PLEDGED COLLATERAL AND CONSENTS TO AND WAIVES NOTICE OF THE GRANTING OF RENEWALS, EXTENSIONS OF TIME FOR PAYMENT OR OTHER INDULGENCES TO THE PLEDGED STOCK ISSUERS OR THE PLEDGOR OR TO ANY THIRD PARTY, OR SUBSTITUTION, RELEASE OR SURRENDER OF ANY COLLATERAL SECURITY FOR ANY LIABILITY, THE ADDITION OR RELEASE OF PERSONS PRIMARILY OR SECONDARILY LIABLE ON ANY LIABILITY OR ON ANY COLLATERAL SECURITY FOR ANY LIABILITY, THE ACCEPTANCE OF PARTIAL PAYMENTS ON ANY LIABILITY OR ON ANY COLLATERAL SECURITY FOR ANY LIABILITY AND/OR THE SETTLEMENT OR COMPROMISE THEREOF. NO DELAY OR OMISSION ON THE PART OF THE SECURED PARTY IN EXERCISING ANY RIGHT HEREUNDER SHALL OPERATE AS A WAIVER OF SUCH RIGHT OR OF ANY OTHER RIGHT HEREUNDER. ANY WAIVER OF ANY SUCH RIGHT ON ANY ONE OCCASION SHALL NOT BE CONSTRUED AS A BAR TO OR WAIVER OF ANY SUCH RIGHT ON ANY FUTURE OCCASION. THE PLEDGOR FURTHER WAIVES ANY RIGHT IT MAY HAVE UNDER THE CONSTITUTION OF THE COMMONWEALTH OF MASSACHUSETTS OR THE CONSTITUTION OF THE STATE OF CALIFORNIA (OR

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

UNDER THE CONSTITUTION OF ANY OTHER STATE IN WHICH ANY OF THE PLEDGED COLLATERAL MAY BE LOCATED), OR UNDER THE CONSTITUTION OF THE UNITED STATES OF AMERICA, TO NOTICE (OTHER THAN ANY REQUIREMENT OF NOTICE PROVIDED HEREIN) OR TO A JUDICIAL HEARING PRIOR TO THE EXERCISE OF ANY RIGHT OR REMEDY PROVIDED BY THIS AGREEMENT TO THE SECURED PARTY AND WAIVES ITS RIGHTS, IF ANY, TO SET ASIDE OR INVALIDATE ANY SALE DULY CONSUMMATED IN ACCORDANCE WITH THE FOREGOING PROVISIONS HEREOF ON THE GROUNDS (IF SUCH BE THE CASE) THAT THE SALE WAS CONSUMMATED WITHOUT A PRIOR JUDICIAL HEARING. THE PLEDGOR'S WAIVERS UNDER THIS SECTION HAVE BEEN MADE VOLUNTARILY, INTELLIGENTLY AND KNOWINGLY AND AFTER THE PLEDGOR HAS BEEN APPRISED AND COUNSELED BY ITS ATTORNEYS AS TO THE NATURE THEREOF AND ITS POSSIBLE ALTERNATIVE RIGHTS.

     16. Termination; Assignment, etc. This Pledge Agreement and the security interest in the Pledged Collateral created hereby shall terminate when all of the Liabilities have been paid and finally discharged in full in cash (provided that the Secured Party is no longer obligated to make Loans under the Loan Agreement). For all purposes of this Pledge Agreement, no Event of Default shall be deemed to have been cured or waived except as expressly provided in the Loan Agreement. No waiver by the Secured Party or by any other holder of Liabilities of any default shall be effective unless in writing nor operate as a waiver of any other default or of the same default on a future occasion. In the event of a sale or assignment by the Secured Party of all or any of the Liabilities held by it in accordance with the terms of the Loan Agreement, the Secured Party may assign or transfer the rights and interest of the Secured Party, under this Pledge Agreement in whole or in part to the purchaser or purchasers of such Liabilities, whereupon such purchaser or purchasers shall become vested with all of the powers and rights of the Secured Party hereunder, and the Secured Party shall thereafter be forever released and fully discharged from any liability or responsibility hereunder with respect to the rights and interest so assigned.

     17. Reinstatement. Notwithstanding the provisions of Section 13, this Pledge Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by the Secured Party in respect of the Liabilities is rescinded or must otherwise be restored or returned by the Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any of the Pledged Stock Issuers or the Pledgor or upon the appointment of any intervenor or conservator of, or trustee or similar official for, the Pledged Stock Issuers or the Pledgor or any substantial part of their respective properties, or otherwise, all as though such payments had not been made.

     18. Governmental Approvals, etc. Upon the exercise by the Secured Party of any power, right, privilege or remedy pursuant to this Pledge Agreement which requires any consent, approval, qualification or authorization of any governmental authority or instrumentality and the written request of the Secured Party, the Pledgor will execute and deliver, or will cause the execution and delivery of, all applications, certificates, instruments and other documents and papers that the Secured Party may be required to obtain for such governmental consent, approval, qualification or authorization.

     19. Restrictions on Transfer, etc. To the extent that any restrictions imposed by the charter or by-laws of the Pledged Stock Issuers or any agreement among the holders of capital stock of the Pledged Stock Issuers or other document or instrument would in any way affect or impair the pledge of the Pledged Collateral hereunder or the exercise by the Secured Party of any right granted hereunder, including, without limitation, the right of the Secured Party to dispose of the Pledged Collateral upon the occurrence of any Event of Default, the Pledgor hereby waives such restrictions. Each Pledged Stock Issuer represents and warrants that it has taken each necessary action to waive such restrictions. The Pledgor Stock Issuers and the Pledgor will each take any further action which the Secured Party may reasonably request in writing in order that the Secured Party may obtain and enjoy the full rights and benefits granted to the Secured Party by this Pledge Agreement free of any such restrictions.

     20. Amendments. No amendment or waiver of any provision of this Pledge Agreement nor consent to any departure by Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     21. Security Interest Absolute. To the maximum extent permitted by law, all rights of the Secured Party, all security interests hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:

                    (a) any lack of  validity  or  enforceability  of any of the
               Liabilities  or  any  other  agreement  or  instrument   relating
               thereto, including any of the Loan Documents;

                    (b) any change in the time,  manner, or place of payment of, or in any other term of, all or any of the Liabilities, or any other amendment or waiver of or any consent to any departure from any of the Loan Documents, or any other agreement or instrument relating thereto;

                    (c) any exchange,  release,  or  non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty for all or any of the Liabilities; or

                    (d) any other circumstances  (other than payment) that might otherwise constitute a defense available to, or a discharge of, the Pledgor.

     To the maximum extent permitted by law, the Pledgor hereby waives any right to require Secured Party to: (A) proceed against or exhaust any security held from the Pledgor; or (B) pursue any other remedy in the Secured Party's power whatsoever.

     22. Waiver of Marshaling. Each of the Pledgor and the Secured Party acknowledges and agrees that in exercising any rights under or with respect to the Pledged Collateral: (i) the Secured Party is under no obligation to marshal any Pledged Collateral; (ii) may, in its absolute discretion, realize upon the Pledged Collateral in any order and in any manner it so elects; and (iii) may, in its absolute discretion, apply the proceeds of any or all of the Pledged Collateral to the Liabilities in any order and in any manner it so elects. The Pledgor and the Secured Party waive any right to require the marshaling of any of the Pledged Collateral.

     23. Notices. Except as otherwise provided herein, all notices to the Pledgor or to the Secured Party shall be in writing and shall be deemed to have been sufficiently given or served for all purposes hereof if made in accordance with and delivered to the respective addresses provided in the Loan Agreement.

     24. Governing Law; Jurisdiction; Waiver of Jury Trial. This Pledge Agreement, including the validity hereof and the rights and obligations of the parties hereunder, shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts. The Pledgor, to the extent that it may lawfully do so, hereby consents to the jurisdiction of the state and federal courts located in the county of Suffolk, Massachusetts, as well as to the jurisdiction of all courts to which an appeal may be taken from such courts, for the purpose of any suit, action or other proceeding arising out of any of its obligations hereunder or with respect to the transactions contemplated hereby, and expressly waives any and all objections it may have as to venue in any such courts. The Pledgor further agrees that a summons and complaint commencing an action or proceeding in any of such courts shall be properly served and shall confer personal jurisdiction if served personally or by certified mail to it at its address as provided in the Loan Agreement or as otherwise provided under the laws of The Commonwealth of Massachusetts. The Pledgor irrevocably waives all right to a trial by jury in any suit, action or other proceeding instituted by or against it in respect of its obligations hereunder or the transactions contemplated hereby.

     25. Miscellaneous.

                    (a) This Pledge  Agreement shall inure to the benefit of and be binding upon the Secured Party, the Pledgor, each of the Pledged Stock Issuers and their respective successors and assigns. In case any provision in this Pledge Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                    (b) This Pledge  Agreement  may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                    (c) This Pledge Agreement has been entered into in conjunction with the provisions of and the security interest granted to the Secured Party, for its benefit and the ratable benefit of the Secured Parties, under the Loan Agreement. The rights and remedies of the Pledgor, the Pledged Stock Issuers and the Secured Party with respect to the security interests granted herein are in addition and without prejudice to those set forth in the Loan Agreement, all terms and provisions of which are hereby incorporated herein by reference. In the event that any provisions of this Pledge Agreement are deemed to conflict with the Loan Agreement or the other Loan Documents, the provisions of the Loan Agreement or the other Loan Documents shall govern.

         IN WITNESS WHEREOF, the parties hereto have executed this Pledge Agreement as a sealed instrument as of the date first above written.



                           PLEDGOR:

                           THE RIGHT START, INC.


                           By: /s/ Raymond P. Springer
                                   Raymond P. Springer
                                   Executive Vice President


                           PLEDGED STOCK ISSUERS:

                           TARGOFF-RS, LLC

                           By:  The Right Start, Inc., its managing member


                           By: /s/ Raymond P. Springer
                                   Raymond P. Springer
                                   Executive Vice President


                           TOY SOLDIER, INC.


                           By: /s/ Raymond P. Springer
                                   Raymond P. Springer
                                   Executive Vice President



                           SECURED PARTY:

                           WELLS FARGO RETAIL FINANCE, LLC



                           By: /s/ Joseph Becker
                                   Joseph Becker,
                                   Senior Vice President

                         SCHEDULE I TO PLEDGE AGREEMENT

                                  PLEDGED STOCK




Description (class and/or series)
      of Pledged Stock
                           No. of Shares        Percentage*      Certificate No.

Common Stock of Toy              1000             100%                 1
Soldier, Inc.

Limited Liability Company
Membership Interests of
Targoff-RS, LLC            Not Applicable          100%           Not Applicable


* For the purposes of this Schedule I, "Percentage" means the percentage of all of the issued and outstanding shares of capital stock of the Pledged Stock Issuers on a fully diluted basis.